Joint Filer Information

Name:        Black Diamond Offshore Ltd.
Address:   2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer:   Sunrise Senior Living, Inc.
Date of Event Requiring Statement:  November 19, 2012
Signature:

BLACK DIAMOND OFFSHORE LTD.

By:   Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson
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By:     Clint D. Carlson
Title:  President

Name:        Double Black Diamond Offshore Ltd.
Address:   2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer:  Carlson Capital, L.P.
Issuer:   Sunrise Senior Living, Inc.
Date of Event Requiring Statement: November 19, 2012
Signature:

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By:  Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson
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By:     Clint D. Carlson
Title:  President

Name:         Black Diamond Relative Value Offshore Ltd.
Address:   2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer:  Carlson Capital, L.P.
Issuer:   Sunrise Senior Living, Inc.
Date of Event Requiring Statement:   November 19, 2012
Signature:

BLACK DIAMOND RELATIVE VALUE OFFSHORE LTD.

By:  Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson
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By:     Clint D. Carlson
Title:  President

Name:         Asgard Investment Corp.
Address:   2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer:  Carlson Capital, L.P.
Issuer:  Sunrise Senior Living, Inc.
Date of Event Requiring Statement:  November 19, 2012
Signature:

ASGARD INVESTMENT CORP.

/s/ Clint D. Carlson
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By:     Clint D. Carlson
Title:  President

Name:        Clint D. Carlson
Address:   2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer:  Carlson Capital, L.P.
Issuer:   Sunrise Senior Living, Inc.
Date of Event Requiring Statement:  November 19, 2012
Signature:

/s/ Clint D. Carlson
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Clint D. Carlson